Fidelity®

Four-in-One Index

Fund

Annual Report

February 28, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

The lingering threat of war with Iraq and escalating tensions between the United States and North Korea continued to pressure domestic equities, resulting in negative performance for most popular stock market benchmarks through the first two months of 2003. Investors sought refuge in fixed-income securities, opting to park their assets in the historically safer haven of bonds and money markets as the world's geopolitical turmoil sorts itself out.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended February 28, 2003	Past 1 year	Life of fund
Fidelity® Four-in-One Index	-16.70%	-24.93%
Fidelity Four-in-One Composite	-16.51%	-24.17%
S&P 500®	-22.68%	-34.53%
Wilshire 4500SM Completion	-17.75%	-25.82%
MSCI® EAFE®	-17.27%	-35.05%
LB Aggregate Bond	9.91%	37.02%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on June 29, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Fidelity Four-in-One Composite Index, a hypothetical combination of unmanaged indices combining the total returns of the Standard & Poor's 500 SM (S&P 500®) Index, Wilshire 4500SM Completion Index, Morgan Stanley Capital InternationalSM Europe, Australasia, Far East Index (MSCI® EAFE®), and Lehman Brothers® Aggregate Bond Index using a weighting of approximately 55%, 15%, 15%, and 15%, respectively. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Periods ended February 28, 2003	Past 1 year	Life of fund
Fidelity Four-in-One Index	-16.70%	-7.51%
Fidelity Four-in-One Composite	-16.51%	-7.26%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Four-in-One Index Fund on June 29, 1999, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500 Index and the Fidelity Four-in-One Composite Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Note to shareholders: William Eigen became Portfolio Manager of Fidelity Four-in-One Index Fund on October 1, 2002.

Q. How did the fund perform, Bill?

A. For the 12 months ending February 28, 2003, the fund returned -16.70%, a result in line with the Fidelity Four-in-One Composite Index, which returned -16.51% during the same time span.

Q. Why was it such a tough year for the U.S. equity markets?

A. Negative sentiment took its toll on stocks in the face of economic, corporate and geopolitical uncertainty. Equity markets began their slide early in the period when the prospects dimmed for a strong recovery in the economy. The selling intensified during the summer as news of accounting scandals and misdeeds in corporate America further sapped investor confidence, exacerbating the decline fueled by eroding company fundamentals and disappointing earnings results. Despite significant monetary and fiscal stimulus, stocks failed to gain traction in the face of weak capital spending, a lackluster job market and declining consumer spending. In early October, the market got into a deeply oversold condition that fed on itself amid massive mutual fund outflows and heavy short-selling activity by institutional investors. Once investors recognized that the selling was overdone and that business trends were improving, the Standard & Poor's 500 Index rallied nearly 17% between October 9 and November 27. At the same time, the economy continued to expand modestly during the fourth quarter despite the drags on it, affirming its resilience. But just when conditions started to get better on a technical and fundamental basis, geopolitics took over. The increasing threat of war and terrorism paralyzed the market, causing it to give back most of its gains by period end.(Portfolio Manager photograph)

Q. What sectors influenced the return of the Standard & Poor's 500 Index?

A. There were few places to hide in this vicious bear market, as every sector of the S&P 500 posted double-digit declines. The only real safe haven was gold, which is the ultimate uncertainty hedge. While representing just a small portion of the index, gold stocks such as Newmont Mining registered strong results. Joining them on the short list of positive performers were several banking stocks. Lower interest rates boosted such names as Bank of America and Wachovia, which enjoyed both wider profit margins from their traditional lending businesses and better-than-anticipated consumer credit-quality trends. Other areas that did relatively well included energy services, health care equipment and consumer staples, but even these groups finished the period firmly in the red.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What segments of the market hurt the most?

A. Technology stocks continued to suffer from weak end-demand and the supply overhang created during the late-1990s boom. While there were a few names to buck the downturn - including Dell, eBay and Yahoo! - most tech stocks did poorly for the year overall. Mega-caps Intel, IBM and Microsoft were among the S&P 500's largest detractors. Also on the down side were telecommunication services stocks, such as SBC Communications, which struggled due to competitive pressures and the collapse of WorldCom. Utilities, media and retailing stocks also weighed heavily on the index, as did two industrial conglomerates. General Electric and Tyco International declined sharply as investors grew leery of companies with complex financial structures in the wake of several high-profile accounting scandals. Tyco also suffered from its own corporate governance issues.

Q. Why did the Wilshire 4500 Completion Index decline less than the S&P 500?

A. For one thing, it's more diversified. That meant there was more opportunity for a lot of the smaller-cap stocks comprising the index to do well relative to the S&P, which was plagued by several major blowups. Investors continued to favor small-to-medium-sized firms over their large-cap counterparts due to more reasonable valuations, cleaner balance sheets, simpler business models and higher earnings expectations. Many of these names hadn't received this much attention in the past and thus benefited from the stronger demand. In many cases, large companies hurt themselves by making poor acquisitions, whereas smaller companies tended to stick to their knitting, did what they do best and reaped the benefits.

Q. International stocks also struggled. What drove results overseas?

A. There was no place to hide globally either, except maybe Japan, but even that market was down almost 10%. Continental European markets generally lagged their counterparts elsewhere around the globe and - although collectively slightly edging the U.S. - posted one of the worst performances among developed markets. Sluggish economic growth also hurt investor sentiment in the eurozone, particularly Germany, partly due to the European Central Bank's reluctance to aggressively cut interest rates. The U.K. fared relatively better, thanks to its more assertive stance on rates and its limited exposure to weak technology-related stocks. Japan was easily the top performer in the Morgan Stanley Capital International Europe, Australasia, Far East Index. While still pressured by poor market conditions, uncertainty about government policy and a slowing domestic economy, Japanese equities were supported by historically low valuations, improving corporate earnings and declining concerns about the country's financial system.

Q. Investment-grade bonds were once again the shining stars. Why?

A. A flight to quality in bonds generally persisted as investors placed a premium on safer assets. Favorable interest-rate conditions also boosted bond prices as their yields fell. Against this backdrop, U.S. Treasuries fared the best overall as investors flocked to the highest-quality bonds for a majority of the year. This migration hurt corporate bonds, which also suffered from a record number of credit-rating downgrades. However, corporates rallied back during the final five months of the period amid a more positive environment for riskier assets, finishing a close second to Treasuries and just ahead of government agency securities. Meanwhile, mortgage securities did well all year long - despite increased volatility and significant prepayment activity - spurred by strong demand for high-quality, higher-yielding investments.

Annual Report

Q. What's your outlook?

A. I expect volatility to persist in the near term given all of the uncertainty hanging over the equity markets. As such, I think it will be tough to make a lot of money in stocks until we get some clarity on the geopolitical front and more confidence at the corporate and consumer levels. My longer-term outlook, however, remains positive for domestic equities, which I feel are poised for a sustained recovery. I'm less constructive on international stocks given the structural challenges faced by overseas economies. I think we're in the ninth inning of the rally in investment-grade bonds, which remain extremely vulnerable to inflationary pressures and rising interest rates.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks high total return by investing in a combination of four Fidelity stock and bond index funds

Fund number: 355

Trading symbol: FFNOX

Start date: June 29, 1999

Size: as of February 28, 2003, more than $265 million

Manager: William Eigen, since October 2002; manager, Fidelity Strategic Income Fund and Fidelity Advisor Strategic Income Fund, since 2001; director, Fidelity Asset Allocation Fund Group, 1997-2001; joined Fidelity in 1994

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Annual Report

Investment Changes

Fund Holdings as of February 28, 2003
	% of fund's investments	% of fund's investments 6 months ago	Targeted investment allocation
Fidelity Spartan 500 Index Fund	55.1%	54.9%	55.0%
Fidelity Spartan Extended Market Index Fund	14.9	15.0	15.0
Fidelity Spartan International Index Fund	14.7	14.9	15.0
Fidelity U.S. Bond Index Fund	15.3	15.2	15.0
Cash Equivalents	0.0	0.0	0.0
	100.0%	100.0%	100.0%
Asset Allocation (% of fund's investments)
As of February 28, 2003	As of August 31, 2002
Domestic Equity Funds 70.0%	Domestic Equity Funds 69.9%
International Equity Funds 14.7%	International Equity Funds 14.9%
Investment Grade Fixed-Income Funds 15.3%	Investment Grade Fixed-Income Funds 15.2%
Cash Equivalents 0.0%	Cash Equivalents 0.0%

Annual Report

Investments February 28, 2003

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 84.7%
	Shares	Value (Note 1)
Domestic Equity Funds - 70.0%
Fidelity Spartan 500 Index Fund	2,521,096	$ 146,198,353
Fidelity Spartan Extended Market Index Fund	2,156,958	39,450,759
TOTAL DOMESTIC EQUITY FUNDS		185,649,112
International Equity Funds - 14.7%
Fidelity Spartan International Index Fund	2,063,770	39,025,882
TOTAL EQUITY FUNDS (Cost $343,393,709)		224,674,994
Fixed-Income Funds - 15.3%

Investment Grade Fixed-Income Funds - 15.3%
Fidelity U.S. Bond Index Fund (Cost $36,871,329)	3,578,644	40,617,609
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.32%, dated 2/28/03 due 3/3/03) (Cost $52,000)	$ 52,006	52,000
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $380,317,038)		$ 265,344,603
Other Information
Purchases and redemptions of the underlying fund shares aggregated $83,104,933 and $48,750,076, respectively.
At February 28, 2003, the fund had a capital loss carryforward of approximately $4,053,000 all of which will expire on February 28, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

		February 28, 2003

Assets
Investment in securities, at value (including repurchase agreements of $52,000) (cost $380,317,038) - See accompanying schedule		$ 265,344,603
Cash		568
Receivable for fund shares sold		130,060
Total assets		265,475,231

Liabilities
Payable for investments purchased	$ 38,218
Payable for fund shares redeemed	91,856
Accrued management fee	23,324
Total liabilities		153,398

Net Assets		$ 265,321,833
Net Assets consist of:
Paid in capital		$ 387,992,049
Undistributed net investment income		235,112
Accumulated undistributed net realized gain (loss) on investments		(7,932,893)
Net unrealized appreciation (depreciation) on investments		(114,972,435)
Net Assets, for 15,270,503 shares outstanding		$ 265,321,833
Net Asset Value, offering price and redemption price per share ($265,321,833 ÷ 15,270,503 shares)		$ 17.37

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

		Year ended February 28, 2003

Investment Income
Income distributions from underlying funds		$ 5,284,509
Interest		1,328
Total income		5,285,837

Expenses
Management fee	$ 270,249
Non-interested trustees' compensation	950
Miscellaneous	2,226
Total expenses before reductions	273,425
Expense reductions	(54,367)	219,058
Net investment income (loss)		5,066,779
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(4,203,871)
Capital gain distribution from underlying funds	448,719	(3,755,152)
Change in net unrealized appreciation (depreciation) on investment securities		(51,328,054)
Net gain (loss)		(55,083,206)
Net increase (decrease) in net assets resulting from operations		$ (50,016,427)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2003	Year ended February 28, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,066,779	$ 5,241,407
Net realized gain (loss)	(3,755,152)	(2,305,550)
Change in net unrealized appreciation (depreciation)	(51,328,054)	(28,154,872)
Net increase (decrease) in net assets resulting from operations	(50,016,427)	(25,219,015)
Distributions to shareholders from net investment income	(5,490,974)	(5,865,171)
Distributions to shareholders from net realized gain	-	(403,352)
Total distributions	(5,490,974)	(6,268,523)
Share transactions Net proceeds from sales of shares	92,845,508	78,626,507
Reinvestment of distributions	5,199,093	5,905,028
Cost of shares redeemed	(63,658,161)	(84,634,679)
Net increase (decrease) in net assets resulting from share transactions	34,386,440	(103,144)
Total increase (decrease) in net assets	(21,120,961)	(31,590,682)

Net Assets
Beginning of period	286,442,794	318,033,476
End of period (including undistributed net investment income of $235,112 and undistributed net investment income of $322,768, respectively)	$ 265,321,833	$ 286,442,794
Other Information Shares
Sold	4,847,031	3,545,316
Issued in reinvestment of distributions	286,136	268,179
Redeemed	(3,316,532)	(3,814,710)
Net increase (decrease)	1,816,635	(1,215)

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Years ended February 28,	2003	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 21.29	$ 23.64	$ 27.07	$ 25.00
Income from Investment Operations
Net investment income (loss) D	.36	.39	.47	.37
Net realized and unrealized gain (loss)	(3.90)	(2.26)	(3.23)	1.94
Total from investment operations	(3.54)	(1.87)	(2.76)	2.31
Distributions from net investment income	(.38)	(.45)	(.50)	(.24)
Distributions in excess of net investment income	-	-	(.07)	-
Distributions from net realized gain	-	(.03)	(.10)	-
Total distributions	(.38)	(.48)	(.67)	(.24)
Net asset value, end of period	$ 17.37	$ 21.29	$ 23.64	$ 27.07
Total Return B,C	(16.70)%	(7.97)%	(10.35)%	9.24%
Ratios to Average Net Assets E,G
Expenses before expense reductions	.10%	.10%	.10%	.10% A
Expenses net of voluntary waivers, if any	.08%	.08%	.08%	.08% A
Expenses net of all reductions	.08%	.08%	.08%	.08% A
Net investment income (loss)	1.87%	1.77%	1.77%	2.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 265,322	$ 286,443	$ 318,033	$ 314,963
Portfolio turnover rate	18%	21%	23%	4% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the underlying funds.

F For the period June 29, 1999 (commencement of operations) to February 29, 2000.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2003

1. Significant Accounting Policies.

Fidelity Four-in-One Index Fund (the fund) is a fund of Fidelity Oxford Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The fund primarily invests in a combination of Fidelity index funds (the Underlying Funds) managed by FMR. Prior to January 13, 2003, the underlying stock funds were sub-advised by Deutsche Asset Management Inc. (DAMI). Subsequent to January 13, 2003, DAMI no longer served as sub-adviser. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying funds are valued at their net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost.

Investment Transactions and Income. Security transactions, normally shares of the Underlying Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Expenses included in the accompanying financial statements reflect the expenses of the fund and do not include any expenses associated with the Underlying Funds.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,862,097	|
Unrealized depreciation	(121,512,850)
Net unrealized appreciation (depreciation)	(117,650,753)
Undistributed ordinary income	235,112
Capital loss carryforward	4,053,494
Cost for federal income tax purposes	382,995,356

The tax character of distributions paid was as follows:

	February 28, 2003	February 28, 2002
Ordinary Income	$ 5,490,974	$ 5,820,432
Long-term Capital Gains	-	448,091
Total	$ 5,490,974	$ 6,268,523

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is paid to the fund, is then paid to the underlying funds with short-term trading fees. For the period, the fund received $27,004, of which $13,816, $5,652, and $7,536 was paid to Spartan 500 Index Fund, Spartan Extended Market Index Fund and Spartan International Index Fund, respectively.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and redemptions of the Underlying Funds' shares is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR, provides the fund with investment management related services. For these services the fund pays a monthly management fee to Strategic Advisers. The management fee is computed at an annual rate of .10% of the fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of the fund. Pursuant to this agreement, FMR pays all expenses of the fund, except the compensation of the non-interested trustees and certain exceptions such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of the fund. For the services under the agreement, Strategic Advisers pays FMR a monthly administration fee equal to the management fee received by Strategic Advisers, minus an amount equal to an annual rate of .02% of the fund's average net assets.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .08% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $54,367.

7. Other Information.

The fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the fund was the owner of record of approximately 12% of the total outstanding shares of Spartan International Index Fund.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Oxford Street Trust and the Shareholders of Fidelity Four-in-One Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Four-in-One Index Fund (a fund of Fidelity Oxford Street Trust) at February 28, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Four-in-One Index Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 4, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs Four-in-One Index and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee Four-in-One Index's activities, review contractual arrangements with companies that provide services to Four-in-One Index, and review Four-in-One Index's performance. If the interests of Four-in-One Index and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured Four-in-One Index to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1991

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Four-in-One Index (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (48)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (50)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp, and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investment Canada Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1991

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Oxford Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

George H. Heilmeier (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Oxford Street Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania.

Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Four-in-One Index. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (54)

Year of Election or Appointment: 1999

Secretary of Four-in-One Index. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Four-in-One Index. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Four-in-One Index. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (44)

Year of Election or Appointment: 2003

Deputy Treasurer of Four-in-One Index. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (56)
Year of Election or Appointment: 1999 Assistant Treasurer of Four-in-One Index. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Four-in-One Index. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Four-in-One Index. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Four-in-One Index. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 6.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 49% of the dividend distributed in December as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Bank of New York
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

IDV-ANN-0403 342211
1.739303.104